SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 9, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-6)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-6. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-6 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-6 REMIC Pass-Through Certificates.

     On May 29, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2003) as of May 1, 2003 of $440,566,524.04. The mortgage loans that have original maturities of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2003) as of May 1, 2003 of $312,026,364.74. The mortgage loans that have original maturities of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before May 1, 2003) as of May 1, 2003 of $128,540,159.30. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2003 were 682 and 270, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of May 1, 2003 were 6.132% and 5.712%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2003 were
357.80 months and 177.55 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to September 1, 2002 and August 1, 2002, respectively, or after May 1, 2003. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2003 were 359.36 months and 179.03 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than May 1, 2033 and May 1, 2018, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $54,400 and $57,575, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $7,158,162 and $1,053,563 respectively, as of May 1, 2003, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of May 1, 2003 were 64.7% and 54.9%, respectively. No more than $5,775,506 and $3,811,730, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 97%(2) and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 93% and 96%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 7% and 4%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 75% and 89%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such pool I mortgage loans is 3;

     2. the aggregate scheduled principal balance of such pool I mortgage loans is $1,021,972;

     3. the weighted average loan-to-value ratio of such pool I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 79.9%; and

     4. the weighted average loan-to-value ratio of such pool I mortgage loan, without taking into account the loanable value of the pledged additional collateral, is 100%.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $311,098,121 and $928,244, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.134% and 5.558%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.79 months and 359.00 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. All pool II mortgage loans are pool II premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the pool II premium loans was $128,540,159. The weighted average interest rate of the pool II premium loans, as of the cut-off date, was 5.712%. The weighted average remaining term to stated maturity of the pool II premium loans, as of the cut-off date, was 177.55 months.

      The following tables set forth information regarding the mortgage loans as of May 1, 2003.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                 66                         $ 27,793,668

2003                                616                          284,232,697


Total                               682                         $312,026,365
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                 22                          $11,018,949

2003                                248                          117,521,210


Total                               270                         $128,540,159
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     571                         $261,599,955

Multi-family Dwellings*               9                            4,616,510

Townhouses                           11                            4,501,362

Condominium Units (one to four       18                            7,381,292
stories high)

Condominium Units (over four         10                            4,839,118
stories high)

Cooperative Units                    63                           29,088,128


Total                               682                         $312,026,365
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family and 3-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     235                         $111,890,792

Townhouses                            6                            3,065,618

Condominium Units (one to four        6                            2,342,237
stories high)

Condominium Units (over four          5                            2,101,112
stories high)

Cooperative Units                    18                            9,140,400


Total                               270                         $128,540,159
                                    ===                         ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            673                         $307,409,855

2-family                              8                            4,010,086

3-family                              1                              606,424


Total                               682                         $312,026,365
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            270                         $128,540,159


Total                               270                         $128,540,159
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    8                         $    894,383
$150,000 through $199,999             7                            1,201,562
$200,000 through $249,999             5                            1,126,107
$250,000 through $299,999             6                            1,578,135
$300,000 through $349,999            69                           23,220,610
$350,000 through $399,999           190                           71,912,518
$400,000 through $449,999           113                           47,817,194
$450,000 through $499,999            88                           41,950,879
$500,000 through $549,999            53                           27,684,599
$550,000 through $599,999            43                           24,867,598
$600,000 through $649,999            35                           21,867,077
$650,000 through $699,999            39                           26,622,545
$700,000 through $749,999             6                            4,296,338
$750,000 through $799,999             9                            7,031,173
$800,000 through $849,999             3                            2,500,319
$850,000 through $899,999             3                            2,630,790
$900,000 through $949,999             2                            1,873,387
$950,000 and over                     3                            2,951,151


Total                               682                         $312,026,365
                                    ===                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    1                         $     57,575
$150,000 through $199,999             2                              388,601
$200,000 through $299,999             1                              248,798
$300,000 through $349,999            36                           12,119,314
$350,000 through $399,999            70                           26,433,511
$400,000 through $449,999            47                           19,898,566
$450,000 through $499,999            25                           11,734,902
$500,000 through $549,999            23                           12,024,032
$550,000 through $599,999            20                           11,502,471
$600,000 through $649,999            12                            7,481,542
$650,000 through $699,999            14                            9,587,925
$700,000 through $749,999             2                            1,411,889
$750,000 through $799,999             2                            1,571,941
$800,000 through $849,999             2                            1,647,000
$850,000 through $899,999             2                            1,773,682
$900,000 through $949,999             3                            2,811,922
$950,000 and over                     8                            7,846,488


Total                               270                         $128,540,159
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.500%                                1                         $    499,453

5.501% - 6.000%                     277                          128,212,555

6.001% - 6.500%                     390                          177,274,860

6.501% - 7.000%                      14                            6,039,497


Total                               682                         $312,026,365
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.375% - 5.500%                      35                         $ 16,991,187

5.501% - 6.000%                     230                          108,810,159

6.001% - 6.500%                       4                            2,397,054

6.501% - 6.875%                       1                              341,759


Total                               270                         $128,540,159
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    293                         $137,884,259

65.001% - 75.000%                   181                           81,898,542

75.001% - 80.000%                   190                           85,085,403

80.001% - 85.000%                     5                            2,395,221

85.001% - 90.000%                    10                            3,660,003

90.001% - 95.000%                     3                            1,102,937


Total                               682                         $312,026,365
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    179                         $ 87,379,032

65.001% - 75.000%                    52                           23,834,551

75.001% - 80.000%                    36                           16,273,013

85.001% - 90.000%                     3                            1,053,563


Total                               270                         $128,540,159
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,639,161
Arizona                               8                            3,654,877
Arkansas                              4                            1,925,066
California                          221                           97,996,092
Colorado                             14                            6,445,271
Connecticut                          21                            9,155,377
Delaware                              1                              339,022
District of Columbia                  2                            1,007,041
Florida                              14                            6,295,611
Georgia                               3                            1,388,806
Hawaii                                1                              779,295
Illinois                             24                           11,496,051
Indiana                               1                              599,960
Kansas                                1                              386,444
Maryland                             19                            9,123,423
Massachusetts                        28                           13,418,781
Michigan                              4                            2,014,286
Minnesota                             4                            1,906,592
Mississippi                           2                              968,156
Missouri                             13                            6,189,000
Nevada                                5                            2,071,148
New Hampshire                         1                              149,571
New Jersey                           36                           15,798,736
New Mexico                            1                              406,417
New York                            177                           82,927,314
North Carolina                        8                            4,474,766
Ohio                                  4                            1,913,820
Pennsylvania                          5                            1,646,140
Rhode Island                          1                              849,174
South Carolina                        4                            1,443,713
Tennessee                             1                              331,777
Texas                                13                            5,705,714
Utah                                  1                              544,457
Virginia                             26                           11,629,750
Washington                            8                            3,911,061
Wyoming                               1                              494,495


Total                               682                         $312,026,365
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Arizona                               6                         $  2,788,757
Arkansas                              1                              441,995
California                           58                           27,045,164
Colorado                              7                            3,358,202
Connecticut                           8                            4,491,119
District of Columbia                  3                            1,321,536
Florida                               6                            2,351,486
Georgia                               7                            3,015,974
Illinois                              6                            3,006,668
Indiana                               1                              449,967
Louisiana                             1                              494,394
Maryland                              5                            2,254,007
Massachusetts                         2                            1,079,924
Michigan                              1                              331,818
Minnesota                             1                              518,771
Missouri                              7                            3,512,460
Montana                               1                              777,172
Nevada                                1                              379,884
New Hampshire                         1                              387,254
New Jersey                           14                            6,174,607
New Mexico                            2                              912,197
New York                             85                           42,235,817
North Carolina                        6                            2,718,270
Ohio                                  1                              385,471
Oregon                                1                              360,665
Pennsylvania                          4                            1,577,298
South Carolina                        1                              494,239
Tennessee                             3                            1,438,125
Texas                                 8                            3,954,496
Utah                                  1                              381,655
Virginia                             16                            7,292,600
Washington                            5                            2,608,167


Total                               270                         $128,540,159
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: May 9, 2003